Putnam
Utilities Growth
and Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-98


[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

 * According to Lipper Analytical Services, Putnam Utilities Growth and Income Fund's class A shares ranked in the top quartile of all utilities funds tracked for the 3- and 5-year periods ended September 30, 1998, finishing 14 out of 81 funds for 3 years and 6 out of 44 funds for 5 years. For the 1-year period ended September 30, the fund was 46 out of 100 funds tracked.*


 *"Improving performance among utility stocks, one of the few sectors to post positive returns for the third quarter, provides some evidence of increasing confidence in the industry."

                                  -- Marla Brill, "The Money Managers,"
                                     Boston Globe, November 2, 1998

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

20 Financial statements

 * Past performance is not indicative of future results. Lipper rankings are based on total return performance, vary over time, and do not include the effects of sales charges. Performance of other share classes will vary.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Seasoned investors have learned that change, for all the uncertainty that often surrounds it, frequently represents opportunity. Over the past several years, deregulation has brought and continues to bring changes of revolutionary proportions to many sectors of the utility industry.

Although the regulatory environment in which the industry still operates is not likely ever to disappear completely, the effects of diminished regulation have created a much more competitive marketplace. Utilities companies must now scramble for business that once was assured. In the process, many are being forced to reinvent themselves in order to grow and, in many cases, in order to survive.

Identifying the companies with the brightest prospects within this shifting setting is the challenge of your fund's new lead manager, Jeanne Mockard. Jeanne, who has been with Putnam since 1985, has 13 years of investment experience.

In the following report, Jeanne and co-manager Christopher Ray report on Putnam Utilities Growth and Income Fund's recently concluded fiscal year and discuss prospects for the year ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 16, 1998



Report from the Fund Managers
Jeanne L. Mockard, lead manager
Christopher A. Ray

During much of the fiscal year that ended on October 31, 1998, Putnam Utilities Growth and Income Fund's strategy rested heavily on anticipated changes in the utilities markets. For a good part of that period, the fund's results lagged the Standard & Poor's(R) Utilities Index, primarily as a result of our emphasis on gas utilities, which were adversely affected by the warm winter and uncertainty about deregulatory issues.

However, a volatile summer for both stocks and bonds, coupled with an improving regulatory outlook, brought long overdue attention to these high-yielding stocks. By the final quarter of the fund's fiscal year, the acquisition and divestiture activities we had awaited began to occur with positive results for your fund's performance. During the fiscal year, class A shares provided a total return of 21.06% at net asset value and 14.11% at public offering price.

As long as interest rates remain in their current low range, we believe the fund's performance should continue to strengthen. The fund's class A shares provided a current dividend rate of 3.18% at public offering price at the end of October, compared with a yield of about 1.5% for the stocks in the S&P 500. Yet the fund's stocks were selling at an average of 14.5 times 1999 earnings estimates, compared with more than 20 times earnings for the S&P.1 Add to that a growth rate projected to be between 5% and 8% and you have a better-than-average growth potential with below-average risk. Performance over longer periods and results for other classes of shares are shown on pages 9 and 10.

* DEREGULATION IS CHANGING CHARACTER OF UTILITIES COMPANIES

As the highest yielding group of equity securities, utilities will probably always be considered defensive investments, but they may come to be regarded as less stodgy than they have been. Today many gas and electric utilities are departing from their traditional roles, divesting some assets, acquiring others, forming strategic alliances, and finding themselves with cash available to finance growth. Companies are crossing geographical boundaries and even going international with an eye toward enlarging their customer bases, strengthening their service offerings, and competing more successfully.

Earnings of some financially sound, well-positioned gas and electric companies are already improving dramatically as a result of merger and acquisition decisions. We believe companies that are best equipped to operate in the new regulatory environment could see potential growth rates ranging from 8% to 10% annually. A prime example of this convergence is Duke Energy, the product of a 1997 merger of Duke Power (a major electric utility) and PanEnergy (a natural gas supplier).

As they become deregulated, many utilities companies are specializing by focusing on one aspect of the business in which they have particular expertise or other advantages. Some companies are selling their pipelines, while others are divesting their power plants and expanding pipelines. Our goal is to position your fund to benefit from both sides of these kinds of transactions. The company making the sale has cash to finance growth, while the acquiring company adds market share or improves its strategic profile. For example, just as the fund's fiscal year ended, Duke Energy announced plans to sell its pipeline assets to CMS Energy, another fund holding. That leaves Duke with $1.9 billion in net cash to reinvest and CMS with control of pipelines that improve the cost-effectiveness of its distribution system. While these holdings, as well as others discussed in this report, were viewed favorably during the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in future.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electric utilities      40.2%

Telephone utilities     23.9%

Gas utilities           17.2%

Gas pipelines            4.4%

Oil and gas              2.3%

Footnote reads:
*Based on net assets as of 10/31/98. Holdings will vary over time.


Management's decisions on where and how a company should invest proceeds from sales or other lump sums are crucial to a company's future success. This is the point at which our ability to meet and get to know individual management teams benefits your fund. We only invest in utilities in which we are confident of management's ability to make sound business decisions that will create synergies, minimize costs, and increase market share.

* COMMUNICATIONS: GROWTH SECTOR FOR VALUE INVESTORS

Sharply escalating demand for basic telephone services -- including second lines and explosive growth in cellular telephones and data services -- has helped reintroduce the word "growth" to the utility sector. Many telephone companies now have regulated and nonregulated business divisions. They are counting on customer loyalty and their long record of superior service to give them a competitive edge over the cable companies now scrambling to gain market share. As deregulation unfolds, even the traditional regulated pieces of the telephone business are likely to change. In the meantime, most companies are trying to reduce costs in order to be ready for the transition.

AT&T -- the number one U.S. long distance carrier with projected 1998 revenues of about $52.4 billion1 -- was part of your fund's portfolio throughout the fiscal year. Although this grande dame of the telecommunications business has been among the most volatile of the fund's holdings, it has had the highest yield of all the long-distance carriers, and the stock continues to represent excellent value, based on its price/earnings ratio. In June, AT&T announced a merger with Telecommunications, Inc., a cable TV operator with a large customer base and the ability to provide low-cost Internet and local phone services. In July, AT&T announced a pact with European giant British Telecom that should provide an edge in the international market. Although merger and partnership activities such as these will continue to unsettle AT&T's stock price, we believe this company is likely to emerge as the foremost global telecommunications and information management industry in the next century.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Duke Energy Corp.
Electric utility

SBC Communications, Inc.
Telephone utility

American Telephone & Telegraph Co.
Telephone utility

BellSouth Corp.
Telephone utility

Bell Atlantic Corp.
Telephone utility

Ameritech Corp.
Telephone utility

Enron Corp.
Gas pipelines

Sprint Corp.
Telephone utility

Sempra Energy
Utilities

Columbia Gas System, Inc.
Gas utilities

Footnote reads:
These holdings represent 27.7% of the fund's net assets as of 10/31/98. Portfolio holdings will vary over time.


* FOREIGN, NONUTILITY INVESTMENTS PROVIDE BROADER DIVERSIFICATION

Many international utilities have growth rates that are substantially higher than their U.S. counterparts. Currently the fund has about 6% of assets invested in companies domiciled in South America, Spain, the United Kingdom, and the Philippines, which is a relatively small but important position. In selecting individual foreign utilities, we take into consideration currency issues and the relative strength of each country's economy as well as each company's growth potential, yield, and the flow and quality of information available to investors. As with U.S. companies, we concentrate the fund's investments in companies in which we have been able to meet personally with management.

Nonutility investments, including stocks and some REITs with high yields, have proved to be a boon for shareholders. We believe your fund's ability to invest a portion of its portfolio outside the utilities industry gives it a competitive edge. Pharmacia & Upjohn, one of our nonutility holdings, has contributed a solid stream of dividends while appreciating substantially in price.

The fund's bond section is below its customary level (only 8.9% as of October 31, 1998). The decision to trim this section was based on the market environment. Bond prices have been volatile and yields are historically low. Although current opportunities in other parts of the market seem more attractive, the ability to diversify assets into bonds continues to be an important advantage for the fund and provides a valuable source of income.

* HIGH YIELD, LOW PRICE, AND CHANGE GUIDE INVESTMENT PROCESS

It is relatively easy to screen for companies that seem to be priced low in comparison with their peers, especially with the technology and resources we have available to us as investment professionals. Yield, too, is simple to identify. Our real work is to identify those companies likely to progress and strengthen as a result of managements' initiatives and regulatory or industry changes. We look for changes that will add appreciation to yield for superior total return over the long term.

Our overall forecast for the U.S. economy is favorable for utility stocks. We look for attractive returns as a result of changing industry trends, a strong but stable economy, low interest rates, and a favorable regulatory environment. We are optimistic that the underperformance of utilities relative to other sectors is in the process of reversing as the stock market emerges from an adverse environment.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/98, there is no guarantee the fund will continue to hold these securities in the future. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors.

1 Source for earnings estimates: Value Line.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Utilities Growth and Income Fund is designed for capital growth and current income through equity and debt securities issued by public utility companies.


TOTAL RETURN FOR PERIODS ENDED 10/31/98

                                Class A           Class B           Class M
(inception date)               (11/19/90)        (4/27/92)         (3/1/95)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
1 year                      21.06%   14.11%   20.19%   15.19%   20.54%   16.34%
------------------------------------------------------------------------------
5 years                     88.15    77.40    81.17    79.17    83.94    77.42
Annual average              13.48    12.15    12.62    12.37    12.96    12.15
------------------------------------------------------------------------------
Life of fund               176.63   160.68   160.61   160.61   166.29   156.82
Annual average              13.65    12.81    12.80    12.80    13.11    12.60
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/98

                                            S&P Utility      Consumer
                                               Index        Price Index
------------------------------------------------------------------------------
6 months                                       6.17%           0.80%
------------------------------------------------------------------------------
1 year                                        26.65            1.36
------------------------------------------------------------------------------
5 years                                       73.34           12.42
Annual average                                11.63            2.37
------------------------------------------------------------------------------
Life of fund                                 167.48           22.70
Annual average                                13.09            2.59
------------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
11/19/90

               Fund's class A    Standard & Poor's   Consumer Price
Date           shares at POP       Utility Index         Index

11/19/90           9,425              10,000             10,000
10/31/91          10,432              11,080             10,292
10/31/92          11,508              12,313             10,622
10/31/93          13,855              15,430             10,914
10/31/94          12,844              13,538             11,199
10/31/95          15,503              17,503             11,513
10/31/96          18,073              19,218             11,858
10/31/97          21,534              21,120             12,105
10/31/98         $26,068             $26,748            $12,270

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $26,061 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $26,629 ($25,682 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/98

                                 Class A         Class B       Class M
------------------------------------------------------------------------------
Distributions (number)              4               4             4
------------------------------------------------------------------------------
Income                           $0.3768         $0.2778       $0.3168
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                         0.6840          0.6840        0.6840
------------------------------------------------------------------------------
Short-term                        0.3112          0.3112        0.3112
------------------------------------------------------------------------------
  Total                          $1.3720         $1.2730       $1.3120
------------------------------------------------------------------------------
Share value:                   NAV     POP        NAV       NAV       POP
------------------------------------------------------------------------------
10/31/97                    $12.49    $13.25    $12.42   $12.47      $12.92
------------------------------------------------------------------------------
10/31/98                     13.62     14.45     13.54    13.60       14.09
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate1        3.38%     3.18%     2.60%    2.91%       2.81%
------------------------------------------------------------------------------
Current 30-day SEC yield2     2.85      2.68      2.11     2.37        2.29
------------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 9/30/98
(most recent calendar quarter)

                                Class A           Class B           Class M
(inception date)               (11/19/90)        (4/27/92)         (3/1/95)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
1 year                      19.28%   12.44%   18.31%   13.31%   18.67%   14.55%
------------------------------------------------------------------------------
5 years                     85.56    74.95    78.80    76.80    81.23    74.82
Annual average              13.16    11.84    12.32    12.07    12.63    11.82
------------------------------------------------------------------------------
Life of fund               172.57   156.85   156.95   156.95   162.38   153.05
Annual average              13.61    12.75    12.76    12.76    13.06    12.54
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's Utilities Index is an unmanaged list of common stocks issued by utility companies. It assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The fund's portfolio contains securities that do not match those in the index. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


Report of independent accountants
For the fiscal year ended October 31, 1998

To the Trustees and Shareholders of
Putnam Utilities Growth and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Utilities Growth and Income Fund (the "fund") as of October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 7, 1998




Portfolio of investments owned
October 31, 1998

COMMON STOCKS (88.2%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Building and Construction (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  Centrais Electricas Bras S. A. (Brazil)                                                $    2,162,797
            430,000  Willbros Group, Inc. (NON)                                                                  2,848,750
                                                                                                            --------------
                                                                                                                 5,011,547

Cellular Communications (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            300,000  PT Indosat ADR (Indonesia)                                                                  3,131,250

Conglomerates (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            155,800  Ogden Corp.                                                                                 4,187,125

Electric Utilities (34.8%)
--------------------------------------------------------------------------------------------------------------------------
            150,000  Ameren Corp.                                                                                5,990,625
            250,000  Baltimore Gas & Electric Co.                                                                7,843,750
            275,000  Carolina Power & Light Co.                                                                 12,615,625
            100,000  Centrais Geradoras do Sul do Brasil SA (Brazil) (NON)                                         102,272
             25,000  Chilectra S.A. 144A ADR (Chile)                                                               484,375
             81,600  CILCORP, Inc.                                                                               4,202,400
            430,000  Cinergy Corp.                                                                              14,835,000
            212,700  CMS Energy Corp. Class G                                                                    5,211,150
            122,377  Companhia Energetica de Minas Gerais ADR (Brazil)                                           2,355,757
            313,500  Companhia Paranaense de Energia-Copel ADR (Brazil)                                          2,429,625
            276,300  Conectiv, Inc.                                                                              6,320,363
            300,000  Consolidated Edison, Inc.                                                                  15,037,500
            220,000  Dominion Resources, Inc.                                                                   10,161,250
            650,000  DPL, Inc.                                                                                  12,309,375
          1,043,741  Duke Energy Corp.                                                                          67,516,996
            566,600  Edison International                                                                       14,944,075
             50,000  EDP-Electricidade de Portugal, S.A. ADR (Portugal)                                          2,500,000
             17,000  Eletropaulo Metropolitana S.A. (Brazil)                                                       572,890
             17,000  Empresa Bandeirante de Energia S.A. (Brazil) (NON)                                            165,169
             17,000  Empresa Paulista de Transmissao de Energia Electrica S.A. (Brazil)                             52,729
            730,000  Entergy Corp.                                                                              20,987,500
            250,000  Florida Progress Corp.                                                                     10,484,375
            150,000  GPU, Inc.                                                                                   6,468,750
            100,000  Hawaiian Electric Industries, Inc.                                                          3,962,500
            400,000  Houston Industries, Inc.                                                                   12,425,000
            620,000  Iberdola S.A. (Spain)                                                                      10,028,443
            705,000  Korea Electric Power Corp. (South Korea)                                                   12,570,259
             10,000  Light Participacoes, S.A. (Brazil)                                                              6,287
            100,000  MidAmerican Energy Holdings Co.                                                             2,600,000
            400,000  New Century Energies, Inc.                                                                 19,325,000
            250,000  New England Electric Systems Inc.                                                          10,171,875
            673,000  NIPSCO Industries, Inc.                                                                    20,147,938
            965,200  Northeast Utilities Co. (NON)                                                              15,081,250
            460,000  OGE Energy Corp.                                                                           12,218,750
            500,000  P P & L Resources, Inc.                                                                    13,562,500
            100,000  PacifiCorp                                                                                  1,906,250
            400,000  Peco Energy Co.                                                                            15,475,000
            126,600  Pinnacle West Capital Corp.                                                                 5,546,663
            442,600  Potomac Electric Power Co.                                                                 11,590,588
            275,800  Puget Sound Energy, Inc.                                                                    7,446,600
            400,000  Scana Corp.                                                                                13,525,000
            661,200  Scottish Power PLC (United Kingdom)                                                         6,508,271
            500,000  Sierra Pacific Resources                                                                   18,218,750
            124,100  Southern Co.                                                                                3,498,069
            200,000  Teco Energy, Inc.                                                                           5,525,000
            372,000  Texas Utilities Co.                                                                        16,275,000
            500,000  TNP Enterprises, Inc.                                                                      16,875,000
            300,000  Union Electrica Fenosa S.A. (Spain)                                                         4,873,800
            100,000  UniSource Energy Corp. (NON)                                                                1,550,000
            175,000  United Illuminating Co.                                                                     8,575,000
            150,000  Utilicorp United, Inc.                                                                      5,390,625
             26,000  Viag AG (Germany)                                                                          17,680,126
            700,000  Wisconsin Energy Corp.                                                                     21,437,500
                                                                                                            --------------
                                                                                                               537,588,595

Energy-Related (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             17,000  Empresa Metropolitana de Aguas Energia S.A. (Brazil) (NON)                                     18,526
            300,000  Energy East Corp.                                                                          14,662,500
                                                                                                            --------------
                                                                                                                14,681,026

Gas Pipelines (4.4%)
--------------------------------------------------------------------------------------------------------------------------
            600,000  Coastal Corp.                                                                              21,150,000
            630,000  Dynegy, Inc.                                                                                9,450,000
            625,000  Enron Corp.                                                                                32,968,750
            200,000  Williams Cos., Inc.                                                                         5,487,500
                                                                                                            --------------
                                                                                                                69,056,250

Gas Utilities (16.7%)
--------------------------------------------------------------------------------------------------------------------------
            380,000  AGL Resources, Inc.                                                                         7,956,250
            483,600  Atmos Energy Corp.                                                                         14,356,875
            236,000  Bay State Gas Co.                                                                           9,263,000
            220,000  Cascade Natural Gas Corp.                                                                   3,643,750
            200,000  Central Hudson Gas & Electric                                                               8,100,000
            409,950  Columbia Gas System, Inc.                                                                  23,725,856
            150,000  Connecticut Energy Corp.                                                                    4,200,000
            400,000  Eastern Enterprises                                                                        16,425,000
            589,600  Energen Corp.                                                                              10,612,800
            100,100  Equitable Resources, Inc.                                                                   2,784,031
             93,333  Indiana Energy, Inc.                                                                        2,088,333
            350,000  K N Energy, Inc.                                                                           17,390,625
            146,300  Laclede Gas Co.                                                                             3,748,938
            300,000  MCN Corp.                                                                                   5,793,750
            350,000  National Fuel Gas Co.                                                                      16,537,500
             70,000  New Jersey Resources Corp.                                                                  2,690,625
            300,000  NICOR Inc.                                                                                 12,712,500
            151,432  North Carolina Natural Gas Corp.                                                            3,766,871
            504,000  Northwest Natural Gas Co.                                                                  14,049,000
            230,000  NUI Corp.                                                                                   5,390,625
            330,000  ONEOK, Inc.                                                                                11,302,500
            200,000  Peoples Energy Corp.                                                                        7,375,000
            200,000  Piedmont Natural Gas Co., Inc.                                                              6,950,000
             70,000  Providence Energy Corp.                                                                     1,435,000
            200,000  Public Service Co. of North Carolina, Inc.                                                  4,412,500
            200,000  Questar Corp.                                                                               3,937,500
            200,000  Sonat, Inc.                                                                                 6,062,500
             80,000  South Jersey Industries, Inc.                                                               2,050,000
            200,000  Southwest Gas Corp.                                                                         4,737,500
            200,000  Transportadora de Gas del Sur ADR (Argentina)                                               2,062,500
            200,000  Washington Gas Light Co.                                                                    5,287,500
            200,000  Westcoast Energy, Inc.                                                                      3,912,500
            313,400  WICOR, Inc.                                                                                 7,639,125
            200,000  Yankee Energy System, Inc.                                                                  6,125,000
                                                                                                            --------------
                                                                                                               258,525,454

Oil and Gas (1.7%)
--------------------------------------------------------------------------------------------------------------------------
            422,600  El Paso Energy Corp.                                                                       14,975,888
            380,000  KeySpan Energy                                                                             11,352,500
             30,000  Mitchell Energy & Development Corp. Class B                                                   421,875
                                                                                                            --------------
                                                                                                                26,750,263

Pharmaceuticals and Biotechnology (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            275,000  Pharmacia & Upjohn, Inc.                                                                   14,557,813

REITs (Real Estate Investment Trust) (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            312,178  Equity Office Properties Trust                                                              7,492,272
            194,000  Equity Residential Properties Trust                                                         8,148,000
                                                                                                            --------------
                                                                                                                15,640,272

Retail (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            133,400  Toys R Us (NON)                                                                             2,609,638

Telecommunications (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             74,000  ALLTEL Corp.                                                                                3,464,125
            100,000  Cable & Wireless PLC ADR (United Kingdom)                                                   3,362,500
             18,000  Royal PTT Nederland N.V. ADR (Netherlands)                                                    708,750
                                                                                                            --------------
                                                                                                                 7,535,375

Telephone Services (0.8%)
--------------------------------------------------------------------------------------------------------------------------
             90,000  British Telecommunications PLC ADR (United Kingdom)                                        11,711,250

Telephone Utilities (23.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  American Telephone & Telegraph Co.                                                         62,250,000
            670,000  Ameritech Corp.                                                                            36,138,125
            770,120  Bell Atlantic Corp.                                                                        40,912,625
            525,000  BellSouth Corp.                                                                            41,901,563
            500,000  Cincinnati Bell, Inc.                                                                      12,968,750
            400,000  GTE Corp.                                                                                  23,475,000
            100,000  Philippine Long Distance Telephone Co. (Philippines)                                        2,437,500
             80,000  Portugal Telecom S.A. ADR (Portugal)                                                        3,780,000
            200,000  PT Telekomunikasi Indonesia ADR (Indonesia)                                                 1,000,000
          1,400,000  SBC Communications, Inc.                                                                   64,837,210
            400,000  Sprint Corp.                                                                               30,700,000
            120,000  Telebras Co. ADR (Brazil)                                                                   9,112,500
            100,000  Telecom Argentina S.A. ADR (Argentina)                                                      3,225,000
             48,470  Telecom Corp. of New Zealand Ltd. (New Zealand)                                               742,197
             80,000  Telecom Corp. of New Zealand Ltd. ADR (New Zealand)                                         2,640,000
            555,555  Telecom Italia SPA (Italy)                                                                  4,022,544
             20,000  Telefonica de Argentina S.A. ADR (Argentina)                                                  661,250
            250,000  Telefonica del Peru S.A. ADR (Peru)                                                         3,250,000
            300,000  U S West, Inc.                                                                             17,212,500
                                                                                                            --------------
                                                                                                               361,266,764

Tobacco (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             63,000  Dimon Inc.                                                                                    815,063

Utilities (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,053,040  Sempra Energy                                                                              27,379,040

Water Utilities (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            100,000  American Water Works, Inc.                                                                  3,193,750
                                                                                                            --------------
                     Total Common Stocks (cost $968,232,959)                                                $1,363,640,475

CORPORATE BONDS AND NOTES (8.9%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

Cellular Communications (0.2%)
--------------------------------------------------------------------------------------------------------------------------
         $3,000,000  AirTouch Communications, Inc. notes 6.65s, 2008                                        $    3,139,680

Combined Utilities (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Australian Gas & Light Co.144A sr. notes 6 3/8s, 2003
                       (Australia)                                                                               3,101,160
          4,000,000  PG&E Gas Transmission Northwest sr. notes 7.1s, 2005                                        4,316,600
          1,500,000  Public Service Electric & Gas Co. 1st mortgage 6 1/2s, 2000                                 1,525,230
                                                                                                            --------------
                                                                                                                 8,942,990

Electric Utilities (5.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Arizona Public Service Co. notes 6 1/4s, 2005                                               3,050,100
          2,800,000  CMS Energy Corp. pass-through certificates 7s, 2005                                         2,789,976
          4,000,000  Commonwealth Edison Co. 1st mtge. Ser. 83, 8s, 2008                                         4,528,400
          2,000,000  Connecticut Light & Power Co. 1st mtge. Ser. A, 5 1/2s, 1999                                1,998,540
          1,500,000  Connecticut Light & Power Co. 1st mtge. Ser. D, 7 7/8s, 2024                                1,569,540
          4,000,000  Consolidated Edison, Inc. deb. 6.45s, 2007                                                  4,283,960
          3,500,000  Duquesne Light Co. deb. 8.7s, 2016                                                          3,829,840
          4,000,000  Hydro Quebec (Government of) guaranty 8.4s, 2022 (Canada)                                   4,786,680
          3,000,000  Israel Electric Corp., Ltd. 144A sr. notes 7 1/4s, 2006 (Israel)                            2,989,650
          4,000,000  Kansas Gas & Electric deb. 8.29s, 2016                                                      4,169,360
          5,000,000  Ohio Edison Co. 1st mtge. 8 1/4s, 2002                                                      5,374,350
          2,938,000  Otter Tail Power Co. 1st mtge. 7 1/4s, 2002                                                 3,149,830
          5,000,000  Public Service Co. of Colorado coll. trust 6 3/8s, 2005                                     5,285,550
          3,000,000  Public Service Co. of New Mexico sr. notes Ser. A, 7.1s, 2005                               3,036,360
          3,500,000  Sierra Pacific Power Co. med. term notes Ser. C, 6.82s, 2006                                3,730,545
          1,720,000  Salton Sea Funding Corp. company guaranty Ser. E, 8.3s, 2011                                1,927,019
          3,350,000  Southern California Edison Co. notes 6 1/2s, 2001                                           3,467,351
          2,725,000  Southern Investments Service Co. sr. notes 6.8s, 2006
                       (United Kingdom)                                                                          2,826,561
          3,000,000  Teco Energy, Inc. notes 5.54s, 2001                                                         3,014,100
          5,000,000  Texas Utilities Co. sec. lease fac. bonds 7.46s, 2015                                       5,355,550
          3,400,000  Texas Utilities Electric Capital Trust V company guaranty
                       8.175s, 2037                                                                              3,667,716
          4,500,000  Utilicorp United, Inc. sr. notes 8.2s, 2007                                                 5,084,775
          4,000,000  Western Resources, Inc. sr. notes 6 7/8s, 2004                                              4,159,200
                                                                                                            --------------
                                                                                                                84,074,953

Energy-Related (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  CalEnergy, Inc. sr. notes 7.63s, 2007                                                       2,042,760
            640,000  KN Capital Trust III company guaranty 7.63s, 2028                                             610,400
          3,000,000  Niagara Mohawk Power Corp. sr. notes Ser. G, 7 3/4s, 2008                                   3,145,230
                                                                                                            --------------
                                                                                                                 5,798,390

Gas Utilities (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          3,505,000  K N Energy, Inc. sr. notes 6.45s, 2003                                                      3,599,775
          3,500,000  Southwest Gas Corp. deb. 7 1/2s, 2006                                                       3,968,101
                                                                                                            --------------
                                                                                                                 7,567,876

Oil and Gas (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Coastal Corp. deb. 6 1/2s, 2008                                                             4,057,360
          3,500,000  Columbia Gas System, Inc. notes Ser. E, 7.32s, 2010                                         3,707,970
          2,500,000  Louis Dreyfus Natural Gas notes 6 7/8s, 2007                                                2,381,700
                                                                                                            --------------
                                                                                                                10,147,030

Telephone Services (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Century Telephone Enterprises, Inc. deb. Ser. G, 6 7/8s, 2028                               4,028,680
          3,350,000  LCI International, Inc. sr. notes 7 1/4s, 2007                                              3,306,484
                                                                                                            --------------
                                                                                                                 7,335,164

Telephone Utilities (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Bell Atlantic Corp. deb. 7 7/8s, 2029                                                       6,006,150
          2,215,000  WorldCom, Inc. notes 7 3/4s, 2007                                                           2,474,820
                                                                                                            --------------
                                                                                                                 8,480,970

Water Utility (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Pennsylvania American Water Co. 144A mtge. 7.8s, 2026                                       2,792,175
                                                                                                            --------------
                     Total Corporate Bonds and Notes (cost $132,895,849)                                    $  138,279,228

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (0.7%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Treasury Obligations (0.7%)
--------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Notes
         $9,670,000    6 1/4s, June 30, 2002                                                                $   10,268,283
            215,000    5 5/8s, May 15, 2008                                                                        231,764
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $10,358,746)                                                                   $   10,500,047

SHORT-TERM INVESTMENTS (2.0%) (a)(cost $31,582,436)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $31,573,000  Interest in $468,338,000 joint repurchase agreement dated
                       October 30, 1998 with Warburg Securities due
                       November 2, 1998 with respect to various U.S. Treasury
                       obligations -- maturity value of $31,587,155 for an effective
                       yield of 5.38%                                                                       $   31,582,436
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,143,069,990) (b)                                            $1,544,002,186
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,545,932,164.

  (b) The aggregate identified cost on a tax basis is $1,143,076,191, resulting in gross unrealized appreciation and depreciation of $440,544,445 and $39,618,450, respectively, or net unrealized appreciation of $400,925,995.

(NON) Non-income-producing security.

      ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,143,069,990) (Note 1)                                        $1,544,002,186
-----------------------------------------------------------------------------------------------
Cash                                                                                    538,535
-----------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                            7,303,499
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                2,034,235
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        3,408,324
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,557,286,779

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      6,284,462
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            1,479,742
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          2,282,059
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              154,398
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            43,050
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,609
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  775,582
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  333,713
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    11,354,615
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,545,932,164

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,099,204,120
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            129,030
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                               45,550,728
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                        401,048,286
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,545,932,164

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($825,883,936 divided by 60,642,464 shares)                                              $13.62
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.62)*                                  $14.45
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($706,220,113 divided by 52,148,892 shares)**                                            $13.54
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($13,828,115 divided by 1,017,003 shares)                                                $13.60
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.60)*                                  $14.09
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1998
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $412,279)                                         $ 42,767,518
-----------------------------------------------------------------------------------------------
Interest                                                                             14,508,217
-----------------------------------------------------------------------------------------------
Total investment income                                                              57,275,735

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      9,071,912
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        2,048,050
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        56,687
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         19,288
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 1,829,425
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 7,231,447
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    92,721
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  98,496
-----------------------------------------------------------------------------------------------
Registration fees                                                                        28,252
-----------------------------------------------------------------------------------------------
Auditing                                                                                  2,032
-----------------------------------------------------------------------------------------------
Legal                                                                                    13,334
-----------------------------------------------------------------------------------------------
Postage                                                                                 204,073
-----------------------------------------------------------------------------------------------
Other                                                                                   144,021
-----------------------------------------------------------------------------------------------
Total expenses                                                                       20,839,738
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (229,347)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         20,610,391
-----------------------------------------------------------------------------------------------
Net investment income                                                                36,665,344
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     50,518,651
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                              (1,905)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                      117,552
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                          182,656,785
-----------------------------------------------------------------------------------------------
Net gain on investments                                                             233,291,083
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $269,956,427
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended October 31
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $   36,665,344  $   38,697,964
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                50,516,746     108,764,010
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                                    182,774,337      70,567,140
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                269,956,427     218,029,114
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (21,043,615)    (21,360,424)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (15,336,819)    (17,213,285)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (311,479)       (229,303)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                         (52,646,523)    (41,964,105)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (53,835,060)    (42,814,695)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (997,941)       (403,980)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                         95,477,710      (9,538,238)
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                        221,262,700      84,505,084

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 1,324,669,464   1,240,164,380
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $129,030 and $--, respectively)                                        $1,545,932,164  $1,324,669,464
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                        Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $12.49           $11.63           $10.40            $9.06           $10.56
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .37(c)           .41              .44              .43              .46
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           2.14             1.67             1.25             1.38            (1.22)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.51             2.08             1.69             1.81             (.76)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.38)            (.41)            (.44)            (.46)            (.45)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.00)            (.81)            (.02)            (.01)            (.29)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.38)           (1.22)            (.46)            (.47)            (.74)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $13.62           $12.49           $11.63           $10.40            $9.06
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           21.06            19.16            16.57            20.71            (7.30)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $825,884         $653,205         $618,417         $593,226         $541,619
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.05             1.05             1.11             1.12             1.08
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.87             3.41             3.97             4.53             4.84
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              23.64            53.63            64.53            67.60           112.32
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, include amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                         Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $12.42           $11.57           $10.36            $9.02           $10.52
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .28(c)           .32              .36              .36              .39
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           2.12             1.66             1.23             1.39            (1.22)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.40             1.98             1.59             1.75             (.83)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.28)            (.32)            (.36)            (.39)            (.38)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.00)            (.81)            (.02)            (.02)            (.29)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.28)           (1.13)            (.38)            (.41)            (.67)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $13.54           $12.42           $11.57           $10.36            $9.02
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           20.19            18.28            15.57            19.92            (8.04)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $706,220         $659,594         $615,309         $578,505         $501,438
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.80             1.80             1.86             1.87             1.83
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            2.13             2.66             3.22             3.77             4.10
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              23.64            53.63            64.53            67.60           112.32
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, include amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the period
Per-share                                                                                                          March 1, 1995+
operating performance                                                         Year ended October 31                to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $12.47           $11.61           $10.38            $9.14
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .32(c)           .36              .38(c)           .31
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            2.13             1.67             1.26             1.26
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 2.45             2.03             1.64             1.57
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.32)            (.36)            (.39)            (.33)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.00)            (.81)            (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.32)           (1.17)            (.41)            (.33)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $13.60           $12.47           $11.61           $10.38
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            20.54            18.62            16.12            17.50*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $13,828          $11,871           $6,438           $1,917
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.55             1.55             1.63             1.13*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             2.40             2.89             3.37             2.36*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               23.64            53.63            64.53            67.60
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, include amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
October 31, 1998

Note 1
Significant accounting policies

Putnam Utilities Growth and Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income primarily through investments in equity and debt securities issued by public utility companies.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market on which such securities are traded, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 1998, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of nontaxable dividends, market discount, realized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1998, the fund reclassified $155,599 to decrease distributions in excess of net investment income and $113,630 to decrease paid-in-capital, with a decrease to accumulated net realized gains of $41,969. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fees, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1998, fund expenses were reduced by $229,347 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,430 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended October 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $265,061 and $8,787 from the sale of class A and class M shares, respectively and $625,171 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $5,971 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended October 31, 1998, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $301,951,677 and $300,600,598, respectively. Purchases and sales of U.S. government obligations aggregated $37,168,059 and $39,788,775, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At October 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                            Year ended
                                                         October 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     19,343,232       $254,107,737
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,120,728         65,168,272
-----------------------------------------------------------------------------
                                                24,463,960        319,276,009

Shares
repurchased                                    (16,138,623)      (211,228,211)
-----------------------------------------------------------------------------
Net increase                                     8,325,337       $108,047,798
-----------------------------------------------------------------------------

                                                            Year ended
                                                         October 31, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     18,486,173       $218,360,453
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,830,321         55,066,695
-----------------------------------------------------------------------------
                                                23,316,494        273,427,148

Shares
repurchased                                    (24,185,008)      (285,048,126)
-----------------------------------------------------------------------------
Net decrease                                      (868,514)      $(11,620,978)
-----------------------------------------------------------------------------

                                                            Year ended
                                                         October 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     19,076,366       $249,631,486
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,857,276         61,421,181
-----------------------------------------------------------------------------
                                                23,933,642        311,052,667

Shares
repurchased                                    (24,883,349)      (324,526,051)
-----------------------------------------------------------------------------
Net decrease                                      (949,707)      $(13,473,384)
-----------------------------------------------------------------------------

                                                            Year ended
                                                         October 31, 1997
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     10,001,400       $117,738,403
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,676,816         53,007,890
-----------------------------------------------------------------------------
                                                14,678,216        170,746,293

Shares
repurchased                                    (14,740,560)      (173,462,984)
-----------------------------------------------------------------------------
Net decrease                                       (62,344)      $ (2,716,691)
-----------------------------------------------------------------------------

                                                            Year ended
                                                         October 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,054,905        $13,939,652
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       97,401          1,236,300
-----------------------------------------------------------------------------
                                                 1,152,306         15,175,952

Shares
repurchased                                     (1,087,101)       (14,272,656)
-----------------------------------------------------------------------------
Net increase                                        65,205          $ 903,296
-----------------------------------------------------------------------------

                                                            Year ended
                                                         October 31, 1997
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        656,690         $7,920,678
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       50,877            582,756
-----------------------------------------------------------------------------
                                                   707,567          8,503,434

Shares
repurchased                                       (310,433)        (3,704,003)
-----------------------------------------------------------------------------
Net increase                                       397,134         $4,799,431
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $43,633,932 as capital gain, for its taxable year ended October 31, 1998.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Anthony I. Kreisel
Vice President

Stephen Oristaglio
Vice President

Edward H. D'Alelio
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

Christopher A. Ray
Vice President and Fund Manager

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Utilities Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
---------------------
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U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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AN026 47861 840/884/869  12/98